Taxes, fees and contributions payable	12 Months Ended
Dec. 31, 2025
Taxes Fees And Contributions Payable
Taxes, fees and contributions payable

21.	Taxes, fees and contributions payable

	2025	2024

Taxes, fees and contributions payable	4,888,759	3,926,854

Value-added tax on sales and services - ICMS	328,376	279,776
ANATEL’s taxes and fees (i)	4,347,216	3,389,167
Imposto sobre Serviço [Service tax] - ISS	62,174	72,274
PIS / COFINS	54,430	51,294
Other (ii)	96,563	134,343

Current portion	(4,855,551)	(3,888,568)
Non-current portion	33,208	38,286

(i) In 2020, to minimize the impacts of the pandemic, Provisional Act 952, dated April 15, 2020, was enacted, authorizing the postponement of payment of taxes to August 31, 2020, such as TFF, Condecine and CFRP. In the 2020 amounts, the Company made a partial payment to CFRP and Condecine, but due to a preliminary injunction in court, there was no need to pay the Fistel (TFF), which remains outstanding until the final and unappealable decision.

In 2021 to 2025, there was partial payment relating to CRFP and Condecine annually, with TFF payments suspended based on an injunction issued by the Regional Court of the 1st Region.

On December 31, 2025, the total value of the obligation relating to TFF is R$ 4,320 million, of which R$ 3,188 million in principal and R$ 1,131 million in interest on arrears (as of December 31, 2024, the total was R$ 3,377 million, of which R$ 2,650 million in principal and R$ 727 million in interest on arrears).

(ii) The breakdown of this account refers mainly to the withholding income tax (IRRF) on interest on capital (JSCP) approved in December 2025, in the amount of R$ 62 million (R$ 96 million in December 2024).